SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                        ________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 5, 2004


                         GOLD KIST INC.
       (Exact Name of Registrant as Specified in Charter)




Georgia                                 2-59958   58-0255560
(State or Other       (Commission       (IRS Employer
 Jurisdiction of       File Number)     Identification No.)
 Incorporation)

      244 Perimeter Center Parkway, N.E., Atlanta, Georgia  30346
 (Addresses of Principal Executive Offices, including Zip Code)

                                 (770) 393-5000
      (Registrant's Telephone Number, including Area Code)


Item 5.     Other Events.

     On March 5, 2004, Gold Kist Inc. issued a press release.   A
copy of such press release is included as an exhibit to this report and incorporated by reference into this Item 5.

Item   7.       Financial   Statements,   Pro   Forma   Financial
Information, and Exhibits.

 Exhibit                       Description
   No.

99        Press Release, dated March 5, 2004.

                            SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              GOLD KIST INC.


                              /s/ Stephen O. West
                              Stephen O. West
                              Chief Financial Officer and
                              Treasurer

Date:  March 8, 2004

                        INDEX TO EXHIBITS

 Exhibit                       Description
   No.

99        Press Release, dated March 5, 2004.